                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                December 1, 2000


                            THE TRIZETTO GROUP, INC.
              (Exact name of TriZetto as specified in its charter)

          Delaware                     000-27501                  33-0761159
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


567 San Nicolas Drive, Suite 360, Newport Beach, California           92660
         (Address of principal executive offices)                   (Zip Code)

        TriZetto's telephone number, including area code: (949) 719-2200

ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

         On December 1, 2000, The TriZetto Group, Inc., a Delaware corporation ("TriZetto"), acquired all of the issued and outstanding capital stock of Resource Information Management Systems, Inc., an Illinois corporation ("RIMS"), in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of November 2, 2000 (the "Merger Agreement") by and among TriZetto, Cidadaw Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of TriZetto ("Merger Sub"), RIMS, the shareholders of RIMS, and Terry L. Kirch and Thomas H. Heimsoth, and the First Amendment to Agreement and Plan of Merger, dated as of December 1, 2000 (the "First Amendment"), by and among TriZetto, Merger Sub, RIMS, the shareholders of RIMS, and Terry L. Kirch and Thomas H. Heimsoth. The acquisition was effected by a merger (the "Merger") of the Merger Sub with and into RIMS, with RIMS surviving the merger as a wholly-owned subsidiary of TriZetto.

         Pursuant to the Merger Agreement and the First Amendment, all of the issued and outstanding shares of RIMS capital stock were converted into an aggregate of 2,588,427 shares of fully paid and non-assessable shares of common stock, $.001 par value, of TriZetto ("TriZetto Common Stock"). In addition, TriZetto paid $3,000,000 to the shareholders of RIMS on a pro rata basis, assumed options to purchase approximately 300,000 shares, and agreed to issue 94,354 shares of restricted stock to certain employees. The merger consideration and all other terms of the Merger Agreement were determined pursuant to arms-length negotiations between the parties.

         The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The following financial statements of RIMS are unavailable and are anticipated to be filed under Form 8-K/A on or before February 14, 2001:

                  -        Independent Auditors' Report

                  -        Consolidated Balance Sheet, December 31, 1999

                  - Consolidated Statement of Operations, Year ended December 31, 1999

                  - Consolidated Statement of Stockholders' Equity, Year ended December 31, 1999

                  - Consolidated Statement of Cash Flows, Year ended December 31, 1999

                  -        Unaudited Consolidated Balance Sheet, September 30,
                           2000

                  - Unaudited Consolidated Statements of Operations, Nine months ended September 30, 1999 and 2000

                  - Unaudited Consolidated Statement of Stockholders' Equity, Nine months ended September 30, 2000

                  - Unaudited Consolidated Statements of Cash Flows, Nine months ended September 30, 1999 and 2000

         (b) PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma combined condensed consolidated financial statements are unavailable and are anticipated to be filed under Form 8-K/A on or before February 14, 2001:

                  - Unaudited Pro forma combined condensed consolidated Balance Sheet as of September 30, 2000

                  - Unaudited Pro forma combined condensed consolidated Statement of Operations for the twelve months ended December 31, 1999 and for the nine months ended September 30, 2000

         (c)      EXHIBITS

                  EXHIBIT NUMBER                  DESCRIPTION

                       2.1* Agreement and Plan of Merger dated as of November 2, 2000 among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry L. Kirch and Thomas H. Heimsoth

                       2.2 First Amendment to Agreement and Plan of Merger dated as of December 1, 2000 among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry L. Kirch and Thomas H. Heimsoth

                      23.1 Consent of KPMG with respect to the financial statements of RIMS (to be filed by amendment)

                      99.1 Financial Statements of RIMS listed in Item 7(a) above (to be filed by amendment)

                      99.2          Pro Forma Financial Statements listed in
                                    Item 7(b) above (to be filed by amendment)

                      99.3          Press Release dated November 2, 2000

                      99.4          Press Release dated December 4, 2000


                  * Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to
                    Item 601(b)(2) of Regulation S-K. TriZetto agrees to supplementally furnish to the SEC a copy of any such exhibit or schedule upon request.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the TriZetto has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE TRIZETTO GROUP, INC.


                                        /s/ CHRISTINE A. MILLER
December 18, 2000                       ----------------------------------------
                                        Christine A. Miller
                                        Vice President, Legal Affairs and
                                        Assistant Secretary

                                  EXHIBIT INDEX


      EXHIBIT
       NUMBER                           DESCRIPTION
       ------                           -----------

          2.1 Agreement and Plan of Merger dated as of November 2, 2000 among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry
                  L. Kirch and Thomas H. Heimsoth

          2.2 First Amendment to Agreement and Plan of Merger dated as of December 1, 2000 among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry L. Kirch and Thomas H. Heimsoth

         23.1 Consent of KPMG with respect to the financial statements of RIMS (to be filed by amendment)

         99.1 Financial Statements of RIMS listed in Item 7(a) above (to be filed by amendment)

         99.2 Pro Forma Financial Statements listed in Item 7(b) above (to be filed by amendment)

         99.3     Press Release dated November 2, 2000

         99.4     Press Release dated December 4, 2000